Other Current Assets	6 Months Ended
Jun. 30, 2021
Miscellaneous current assets [abstract]
Other Current Assets
23.	Other Current Assets
The composition of other current assets is shown below:

		June 30	December 31
(in thousands)	Note	2021	2020
Non-revolving term loan		$835	$813
Prepaid expenses		3,546	2,388
Cobalt inventory		1,606	-
Other		63	64

Total other current assets		$6,050	$3,265
Non-revolving
term loan
On November 25, 2019, the Company entered into a
non-revolving
term loan with Kutcho, under which Kutcho can draw up to a maximum of $1 million (Cdn$1.3 million). The credit facility carries interest at 15% per annum, compounded monthly and has a revised maturity date of December 31, 2021.
Cobalt inventory
When cobalt is delivered to the Company it is recorded as inventory until such time as it is sold and the cost of the cobalt is recorded as a cost of sale. Inventory is stated at the lower of cost and net realizable value less estimated costs necessary to make the sale and includes depletion.